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                            KEMPER-DREMAN FUND, INC.
                            SUPPLEMENT TO PROSPECTUS
                              DATED APRIL 25, 1997
                           -------------------------
                               KEMPER EUROPE FUND
                            SUPPLEMENT TO PROSPECTUS
                              DATED APRIL 1, 1997
                           -------------------------
                              KEMPER HORIZON FUND
                            SUPPLEMENT TO PROSPECTUS
                            DATED SEPTEMBER 10, 1996
                           -------------------------

                       KEMPER RETIREMENT FUND--SERIES VII
                            SUPPLEMENT TO PROSPECTUS
                               DATED MAY 1, 1997
                           -------------------------

INVESTMENT MANAGER AND UNDERWRITER

     As reflected under "Investment Manager and Underwriter--Administrative Services" in the Prospectus, Zurich Kemper Distributors, Inc. ("ZKDI") (formerly, Kemper Distributors, Inc.) provides information and administrative services for Fund shareholders pursuant to an administrative services agreement. ZKDI may enter into related arrangements with various broker-dealer firms and other service or administrative firms that provide services and facilities for their customers or clients who are investors in the Fund.
     Kemper Service Company, the Shareholder Service Agent for the Funds, is now named Zurich Kemper Service Company.
     With respect to Kemper Horizon Fund:
     William M. Knapp has been a portfolio co-manager of Kemper Horizon Fund since April 1997. Mr. Knapp joined Zurich Kemper Investments, Inc. in 1992 and is a first vice president at Zurich Kemper Investments, Inc. ("ZKI"). Prior to joining ZKI he served as an officer with an unaffiliated investment management company. He received a B.S. in economics from Drake University and an M.S. and Ph.D. in industrial organization and finance from the University of Wisconsin-Madison.
     Daniel J. Bukowski has been a portfolio co-manager of Kemper Horizon Fund since April 1997. Mr. Bukowski joined ZKI in 1989 and is a senior vice president and director of quantitative research of ZKI. He received a B.A. in statistics and an M.B.A. in finance from the University of Chicago.

PURCHASE OF SHARES

     Class A shares of a Fund may be purchased at net asset value by persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm.
     As reflected under "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares" in the Prospectus, ZKDI may in its discretion compensate investment dealers or other financial services firms up to certain amounts in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase Privilege. The commission schedule set forth in the Prospectus will be reset on a calendar year basis for any sales of shares pursuant to the Large Order NAV Purchase Privilege.

REDEMPTION OR REPURCHASE OF SHARES

     Because of the high cost of maintaining small accounts, effective January 1998, the Fund may assess a quarterly fee of $9 on any account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent.
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     With respect to the Kemper-Dreman Fund, Inc., Kemper Europe Fund and Kemper
Horizon Fund:
     The CDSC waiver provisions under the section "Contingent Deferred Sales Charge--Class C Shares" are expanded to include a waiver under the following circumstances: redemption of shares by an employer sponsored employee benefit plan that (i) offers funds in addition to Kemper Funds (i.e., "multi-manager"), and (ii) whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly.

Date: May 8, 1997
KMF-1G  (5/97)                                 (LOGO)  printed on recycled paper